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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                    12/21/00
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

     WASHINGTON                     1-6563                    91-0742146
   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   incorporation)

               SAFECO Plaza, Seattle, Washington              98185
          (Address of principal executive officers)         (Zip Code)


                                 (206) 545-5000
              (Registrant's telephone number, including area code)
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ITEM 5  -  OTHER EVENTS

GARY REED NAMED ACTING CHAIRMAN AND ACTING CEO;
SAFECO ANNOUNCES TIMING FOR SELECTING NEW CEO

SEATTLE -- (Dec. 21, 2000) -- SAFECO (NASDAQ:SAFC) announced today that William
G. "Gary" Reed, Jr. will serve as its acting chairman and acting chief executive officer from Jan. 1, 2001, until the selection of the new chief executive officer is announced.

"Our process for selecting a new CEO is entering its final stages," said Reed, lead independent director for SAFECO's board of directors. "Our plan is to announce SAFECO's next chief executive officer during the first quarter.

"While I serve as acting chairman and CEO, Boh Dickey, president and chief operating officer, will have day-to-day management responsibilities," Reed said. Dickey remains a candidate for the chief executive position, Reed added.

Reed, 61, has been a member of the SAFECO Board of Directors since 1974. He was chairman of Simpson Timber Co. from 1971 to 1986, and chairman of Simpson Investment Co. from 1986 until his retirement in 1996. In addition to being a director of SAFECO and Simpson Investment Co., Reed serves as a director of Microsoft Corp., PACCAR Inc., The Seattle Times Co. and Washington Mutual Inc.

SAFECO, in business since 1923, is a Fortune 500 company based in Seattle that sells insurance and related financial products. SAFECO and its more than 17,000 independent insurance agents and financial advisors provide premier insurance and financial services to individual and business customers.

FORWARD-LOOKING INFORMATION IS SUBJECT TO RISK AND UNCERTAINTY

Statements made in this news release that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this news release that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of our business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

- Our ability to obtain rate increases and non-renew underpriced insurance accounts;
- Realization of growth and business retention estimates;
- Achievement of our premium targets and profitability;
- Changes in competition and pricing environments;
- Achievement of our expense reduction goals;
- The occurrence of significant natural disasters, including earthquakes;
- Weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;
- Driving patterns;
- Fluctuations in interest rates;
- Performance of financial markets;
- Court decisions and trends in litigation;
- Legislative and regulatory developments;
- The adequacy of loss reserves;
- The availability and pricing of reinsurance;
- The development of major Year 2000 related claims or liabilities; and
- General economic and market conditions.

In particular, because insurance rates in some jurisdictions are subject to regulatory review and approval, our achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect our efforts to restore earnings in our property and casualty lines.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SAFECO CORPORATION

Dated: December 21, 2000                By: /s/ H. Paul Lowber
                                        ------------------------------
                                        H. Paul Lowber
                                        Vice President, Controller and
                                        Chief Accounting Officer